                                                                    EXHIBIT 99.1


                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-B
                                   May 1996
                             PAYMENT June 17, 1996
              7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                        CUSIP#393534AB8
                                        Trust Account #33-31958-0
                                        Distribution Date: June 17, 1994

SECURITIZED NET INTEREST MARGIN                                 PER $1,000
- -------------------------------                                  ORIGINAL
CERTIFICATES                                                    -----------
- ------------

1.   Amount Available                          1,381,252.69

Interest
2.   Aggregate Interest                          350,835.71        3.79692327

3.   Amount Applied to:
     (a)  accrued but unpaid Interest

4.   Remaining:
     (a)  accrued but unpaid Interest
5.   Monthly Interest                            350,835.71

Principal

6.   Current month's principal
     distribution                              1,030,416.98       11.15169892

7.   Remaining outstanding principal
     balance                                  52,600,519.79       569.2696947
     Pool Factor                                  .56926969

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date              81,856,301.49

9.   Aggregate principal balance of
     loans refinanced by Green Tree
     Financial Corp.                              80,022.42

11.  Weighted average CPR                             12.32%

12.  Weighted average CDR                              2.55%

13.  Annualized net loss percentage                    1.05%

14.  Delinquency     30-59 day                         1.05%
                     60-89 day                         0.42%
                     90+ day                           0.79%
                     Total 30+                         2.26%

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-B
                                   May, 1996
                             PAYMENT June 17, 1996

                                      Fee Assets
                 -----------------------------------------------------
                   Guarantee            Inside             Fee Asset
                     Fees                Refi                Total
                 -------------       ------------        -------------
GTFC 1994-1         503,507.50           2,654.76           506,162.26
GTFC 1994-3
GTFC 1994-4         ----------           --------           ----------
                    503,507.50           2,654.76           506,162.26

Total amount of Guarantee Fees and Inside
 Refinance Payments                                         506,162.26

Payment on Finance 1 Note                                   506,162.26

Allocable to Interest (current)                             129,347.41

Allocable to accrued but unpaid Interest                           .00

Accrued and unpaid Trustee Fees                                    .00

Allocable to Principal                                      376,814.85

Finance 1 Note Principal Balance                         19,396,037.83

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-B
                                   May, 1996
                             PAYMENT June 17, 1996


                                                           Inside
                        Residual           Refi            Total
                       ----------       ----------       ----------

GTFC 1994-1                   .00              .00              .00
GTFC 1994-2            331,050.66         3,229.73       334,280.39
GTFC 1994-3            179,757.12             0.00       179,757.12
GTFC 1994-4            361,052.92             0.00       361,052.92
                       ----------       ----------       ----------
                       871,860.70         3,229.73       875,090.43

Total Residual and Inside
 Refinance Payments                                      875,090.43